GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
GOODWILL
11.	GOODWILL

The movement of the goodwill for the years ended December 31, 2011 and 2012 is as follows:

Balance as of January 1, 2011	$20,736
Impairment of goodwill in relation to Dongding	(1,003)
Exchange differences	1,001
Balance as of December 31, 2011	$20,734
Impairment of goodwill in relation to Flying Dragon	(8,131)
Impairment of goodwill in relation to AM Outdoor	(7,753)
Impairment of goodwill in relation to Youtong	(4,727)
Exchange differences	(123)

Balance as of December 31, 2012	-

The Group has four reporting units: the advertising media in air travel areas, the advertising media in gas station, the outdoor advertising media and the fire station advertising media. Applying discounted cash flows for its 2011 annual impairment test, the estimated fair value of the fire station reporting unit was below the carrying amount of its net assets. Accordingly, the Group impaired all goodwill related to the fire station reporting unit and incurred an impairment loss of $1,003 for the year ended December 31, 2011. Similarly, the fair value of the air travel areas and outdoor advertising media reporting unit, as estimated using the income approach applying a discounted cash flows for its 2012 annual impairment test, was below the carrying amount of its net assets, and as such, the Group impaired all goodwill related to air travel areas reporting unit and outdoor media advertising media reporting unit and recorded an impairment loss of $20,611 for the year ended December 31, 2012.